UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2007

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Health Management Associates, Inc.’s (the “Company’s”) common stock is listed and traded on the New York Stock Exchange (the “NYSE”). As such, the Company is subject to the listing standards of the NYSE. The Securities and Exchange Commission has adopted amendments to those listing standards that require NYSE-listed securities to be eligible to participate in a “direct registration program” by January 1, 2008. A “direct registration program” permits a shareholder’s stock to be recorded and maintained on the books of the company or the company’s transfer agent without the issuance of a physical stock certificate. Shares in this form are commonly referred to as “uncertificated” shares.

On December 5, 2007, the Company’s Board of Directors amended and restated the Company’s By-laws in order to provide for uncertificated shares. Specifically, Article VI of the Company’s By-laws was amended to permit the Company’s Board of Directors to provide by resolution that some or all of any class or series of Company stock may be uncertificated.

In addition, on December 5, 2007, the Board of Directors also implemented the following additional By-law modifications: (i) Article II, Section 1 was amended to provide that the Company’s annual meeting shall be held in the City of Naples, Florida or at such other place as designated by the Board of Directors (prior to their amendment, the By-laws referred to an annual meeting to be held in the City of Fort Myers, Florida or at such other place as designated by the Board of Directors); (ii) Article II, Section 2 was amended to provide that the Company’s annual meeting of stockholders shall occur as designated from time to time by the Board of Directors (prior to their amendment, the By-laws referred to a February annual meeting); (iii) Article III, Section 1 was amended to provide that the number of directors constituting the whole board shall be fixed from time to time by the board of directors (prior to their amendment, the By-laws referred to a specific number of directors); (iv) Article III, Section 7 and Article IV, Section 1 were amended to provide that notices may be given by any means of electronic transmission, and to further provide that notices to directors or shareholders may be given by any means permitted by law (prior to their amendment, the By-laws referred to notices to be given by telegram); and (v) Article VIII was revised to correct certain statutory references and to reflect the repeal of certain statutory provisions.

The preceding description of the amendments to the Company’s By-laws is qualified in its entirety by reference to the full text of the Company’s By-laws, as amended and restated, which are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.2	Health Management Associates, Inc. By-Laws, as amended and restated on December 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Management Associates, Inc.

Date: December 7, 2007	By:	/s/ Robert E. Farnham
Robert E. Farnham
Senior Vice President and Chief Financial Officer